                                                                    EXHIBIT 10.7

                        THIRD AMENDMENT TO AMENDMENT TO
                          FACILITY II CREDIT AGREEMENT
                          ----------------------------


     THIS THIRD AMENDMENT TO FACILITY II CREDIT AGREEMENT dated as of March 15, 1996 (this "Amendment") is made by and among CWM MORTGAGE HOLDINGS, INC., a Delaware corporation ("CWM"), INDEPENDENT NATIONAL MORTGAGE CORPORATION, a Delaware corporation ("INMC"), and INDEPENDENT LENDING CORPORATION, a Delaware corporation ("ILC" and, together with CWM and INMC, the "Companies"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("First Union"), in its individual capacity, THE BANK OF NEW YORK, a New York banking corporation ("BNY"), CREDIT LYONNAIS, CAYMAN ISLANDS BRANCH, a
                                                               -----------------
("Credit Lyonnais"), DRESDNER BANK AG, LOS ANGELES AGENCY AND GRAND CAYMAN
BRANCH, a                   ("Dresdner"), THE FIRST NATIONAL BANK OF CHICAGO, a
          -----------------
national banking association ("FNB Chicago"), GUARANTY FEDERAL BANK F.S.B., a
              ("Guaranty Federal"), HIBERNIA NATIONAL BANK, a national banking
- -------------
association ("Hibernia"), NATWEST BANK N.A., a national banking association ("NatWest"), and NATIONSBANK OF TEXAS, N.A., a national banking association ("NationsBank") (First Union in its individual capacity, BNY, Credit Lyonnais, Dresdner, FNB Chicago, Guaranty Federal, Hibernia, NatWest and NationsBank, each together with its permitted successors and assigns, a "Lender" and, collectively, the "Lenders"), and First Union as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                 STATEMENT OF PURPOSE
                                 --------------------

     WHEREAS, each of the parties hereto is a party to a Facility II Credit Agreement dated as of May 30, 1995, as amended by a First Amendment to Facility II Credit Agreement dated as of September 25, 1995 and by a Second Amendment to Facility II Credit Agreement dated as of January 4, 1996 (as so amended, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement to provide for the modification of various terms and covenants thereof; and

     WHEREAS, SUBJECT TO AND UPON THE TERMS AND CONDITIONS HEREIN SET FORTH, THE Lenders are willing to make available, and to continue to make available, to the Companies the credit facilities provided for in the Credit Agreement, as amended hereby;

    NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

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

     2. Paragraph 1(a) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "1(a) Lending Limit. Subject to the conditions set forth herein, the
                -------------
     Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche A Loans" or a "Tranche A Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which the applicable Tranche A Loan was requested), the lesser of:

     (1) The Aggregate Tranche A Credit Limit; and

          (2) The Collateral Value of the Tranche A Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche A Loans (and which are not being repaid by any Tranche A Loan requested).

     Provided, however, that notwithstanding anything contained herein to the
     --------  -------
     contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding and all Swing Line Loans outstanding exceed the Aggregate Facility Commitment at such time."

     3. Paragraph 2(a) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "2(a) Lending Limit. Subject to the conditions set forth herein, the
                -------------
     Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche B Loans" or a "Tranche B Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which the applicable Tranche B Loan was requested), the lesser of:

          (1) The Aggregate Tranche B Credit Limit; and

          (2) The Collateral Value of the Tranche B Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche B Loans (and which are not being repaid by any Tranche B Loan requested).

     Provided, however, that notwithstanding anything contained herein to the
     --------  -------
     contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding and all Swing Line Loans outstanding exceed the Aggregate Facility Commitment at such time."

     4. Paragraph 3(a) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "3(a) Lending Limit. Subject to the conditions set forth herein, the Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche C Loans" or a "Tranche C Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which the applicable Tranche C Loan was requested), the lesser of:

          (1) The Aggregate Tranche C Credit Limit; and

          (2) The Collateral Value of the Tranche C Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche C Loans (and which are not being repaid by any Tranche C Loan requested).

     Provided, however, that notwithstanding anything contained herein to the
     --------  -------
     contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding and all Swing Line Loans outstanding exceed the Aggregate Facility Commitment at such time."

     5. Paragraph 4(a) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "4(a) Lending Limit. Subject to the conditions set forth herein, the Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date,

                                       3
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     advance and readvance their respective Percentage Shares of loans (the
     "Tranche D Loans" or a "Tranche D Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which the applicable Tranche D Loan was requested), the lesser of:

          (1) The Aggregate Tranche D Credit Limit; and

          (2) The Collateral Value of the Tranche D Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche D Loans (and which are not being repaid by any Tranche D Loan requested).

     Provided, however, that notwithstanding anything contained herein to the
     --------  -------
     contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding and all Swing Line Loans outstanding exceed the Aggregate Facility Commitment at such time."

     6. Paragraph 5(a) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "5(a) Lending Limit. Subject to the conditions set forth herein, the Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche E Loans" or a "Tranche E Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which the applicable Tranche E Loan was requested), the lesser of:

          (1) The Aggregate Tranche E Credit Limit; and

          (2) The Collateral Value of the Tranche E Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche E Loans (and which are not being repaid by any Tranche E Loan requested).

     Provided, however, that notwithstanding anything contained herein to the
     --------  -------
     contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all


                                       4
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     Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F
     Loans outstanding and all Swing Line Loans outstanding exceed the Aggregate Facility Commitment at such time."


     7. Paragraph 6(a) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "6(a) Lending Limit. Subject to the conditions set forth herein, the
                -------------
     Lenders severally agree that they shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance their respective Percentage Shares of loans (the "Tranche F Loans" or a "Tranche F Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding (determined after giving effect to the other transactions contemplated by the Loan Request pursuant to which the applicable Tranche F Loan was requested), the lesser of:

          (1) The Aggregate Tranche F Credit Limit; and

          (2) The Collateral Value of the Tranche F Borrowing Base minus the aggregate dollar amount of Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche F Loans (and which are not being repaid by any Tranche F Loan requested).

     Provided, however, that notwithstanding anything contained herein to the
     --------  -------
     contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding and all Swing Line Loans outstanding exceed the Aggregate Facility Commitment at such time."

     8. The following provisions are hereby added as a new Paragraph 6A of the Credit Agreement:

          "6A.  Swing Line Facility.
                --------------------

          6A(a) Swing Line Lending Limit. Subject to the conditions set forth herein, First Union agrees that it shall, from time to time up to and including the Business Day immediately preceding the Maturity Date, advance and readvance loans (the "Swing Line Loans" or a "Swing Line Loan") to the Companies in amounts not to exceed, in the aggregate at any one time outstanding, the lesser of:

          (1) The Maximum Swing Line Commitment; and

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

          (2) (i) The sum of (A) the Collateral Value of the Tranche A Borrowing Base, (B) the Collateral Value of the Tranche B Borrowing Base,
     (C) the Collateral Value of the Tranche C Borrowing Base, (D) the Collateral Value of the Tranche D Borrowing Base, (E) the Collateral Value of the Tranche E Borrowing Base, and (F) the Collateral Value of the Tranche F Borrowing Base, minus (ii) the aggregate dollar amount of Regular
                               -----
     Loans outstanding;

Provided, however, that:
- --------  -------

          i. In calculating the availability of Swing Line Loans under this Paragraph 6A(a) at any date, the aggregate amount of Swing Line Loans outstanding shall not include any Swing Line Loans which will be repaid with Regular Loans to be advanced on such date in accordance with the terms of this Agreement;

          ii. Notwithstanding anything contained herein to the contrary, at no time may the sum of all Tranche A Loans outstanding, all Tranche B Loans outstanding, all Tranche C Loans outstanding, all Tranche D Loans outstanding, all Tranche E Loans outstanding, all Tranche F Loans outstanding and all Swing Line Loans outstanding exceed the Aggregate Facility Commitment at such time; and

          iii. Notwithstanding anything contained herein to the contrary, at no time may (A) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche A Loans, plus all Tranche A Loans outstanding, exceed the lesser of the Collateral Value of the Tranche A Borrowing Base or the Aggregate Tranche A Credit Limit; (B) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche B Loans, plus all Tranche B Loans outstanding, exceed the lesser of the Collateral Value of the Tranche B Borrowing Base or the Aggregate Tranche B Credit Limit; (C) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche C Loans, plus all Tranche C Loans outstanding, exceed the lesser of the Collateral Value of the Tranche C Borrowing Base or the Aggregate Tranche C Credit Limit; (D) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche D Loans, plus all Tranche D Loans outstanding, exceed the lesser of the Collateral Value of the Tranche D Borrowing Base or the Aggregate Tranche D Credit Limit; (E) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche E Loans, plus all Tranche E Loans outstanding, exceed the lesser of the Collateral Value of the Tranche E Borrowing Base or the Aggregate Tranche E Credit Limit; or (F) the sum of all Swing Line Loans outstanding which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche F Loans, plus all Tranche F Loans outstanding, exceed the lesser of the Collateral Value of the Tranche F Borrowing Base or the Aggregate Tranche F Credit Limit.

          6A(b)  Interest Rate.  Each Swing Line Loan shall bear interest at the
                 -------------
Applicable Corporate Rate which corresponds to the type of Regular Loan identified by the Companies in the applicable Loan Request as being scheduled to repay such Swing Line Loan.

          6A(c)  Payment of Interest.  The Companies shall pay to the
                 -------------------
Administrative Agent for distribution to First Union interest on Swing Line Loans outstanding hereunder from the date disbursed to but not including the day of payment or refunding pursuant to Paragraph 6A(d) below. Interest on Swing Line Loans shall be payable monthly, in arrears, as provided in Paragraph 7(l) below.

          6A(d) Refunding of Swing Line Loans. Upon demand by First Union,
                -----------------------------
Swing Line Loans shall be refunded or participations therein acquired, as applicable, in accordance with the following provisions. Such refunding or acquisition will occur no later than 4:00 p.m. (Charlotte, North Carolina time) on the day of such demand if made before 2:00 p.m. (Charlotte, North Carolina time) and no later than 12:00 noon (Charlotte, North Carolina time) on the next succeeding Business Day if demand therefor is made after 2:00 p.m. (Charlotte, North Carolina time).

          (1) Prior to the occurrence of an Event of Default or Potential Default, Swing Line Loans shall be refunded by the Lenders. Such refundings shall be made by the Lenders in accordance with their respective Percentage Shares and shall, thereafter, be reflected as actual Regular Loans of the Lenders on the books and records of the Administrative Agent. The type of Regular Loan made by the Lenders in connection with the refunding of any Swing Line Loan shall be the type of Loan identified by the Companies in the Loan Request for such Swing Line Loan as being scheduled to repay such Swing Line Loan.

          (2) After the occurrence of any Event of Default or Potential Default, each Lender (other than First Union) shall irrevocably and unconditionally purchase from First Union, without recourse or warranty (except that such outstanding Swing Line Loans in fact were made in accordance with the provisions of this Agreement, and are not subject to any Liens arising out of any act of First Union), an undivided interest and participation in any Swing Line Loans then outstanding, by paying to First Union, in dollars immediately available to First Union, an amount equal to such Lender's

     Percentage Share of such Swing Line Loans, and thereafter, except as otherwise provided in the second succeeding sentence, the Lenders' respective interests in such Swing Line Loans, and the remaining interest of First Union in such Swing Line Loans, shall in all respects be treated as Regular Loans under this Agreement of the type identified by the Companies in the Loan Request for such Swing Line Loan as being scheduled to repay such Swing Line Loan, but such Swing Line Loans shall continue to be evidenced by the Note which evidences the Swing Line Loans. If any Lender does not pay any amount which it is required to pay to First Union, First Union shall be entitled to recover such amount on demand from such Lender, together with interest thereon, at the Applicable Corporate Rate, for each day from the date of such demand, if made prior to 2:00 p.m. (Charlotte, North Carolina time) on any Business Day, or, if made after 2:00 p.m. from the next Business Day following the date of such demand, until the date such amount is paid to First Union by such Lender. If such Lender does not pay such amount forthwith upon First Union's demand therefor, and until such time as such Lender makes the required payment, First Union shall be deemed to continue to have outstanding a Swing Line Loan in the amount of such unpaid participation obligation for all purposes of this Agreement other than those provisions requiring such other Lender to purchase a participation therein. First Union shall upon the request of such Lender, furnish to such Lender a participation certificate evidencing the participation purchased by such Lender.

          (3)  [Intentionally Omitted].

          (4) Notwithstanding anything contained in this Agreement to the contrary, no Lender shall be obligated to refund or acquire a participation interest in any Swing Line Loans made by First Union unless (i) First Union believed in good faith that all conditions specified in Paragraph 6A(a) above and Paragraph 9 below to the making of such Swing Line Loans were satisfied at the time such Swing Line Loans were made, or (ii) such Lender had actual knowledge that any such condition had not been satisfied and failed to notify First Union in writing prior to the time First Union made such Swing Line Loan that First Union was not authorized to make a Swing Line Loan until such condition had been satisfied, or (iii) the satisfaction of any such condition that was not satisfied had been waived by the requisite Lenders in accordance with the provisions of this Agreement, or the making of such Swing Line Loan in the face of such non-satisfied condition or conditions had been consented to by the requisite Lenders in accordance with the provisions of this Agreement."

     9. Paragraph 7(j)(1) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

                    "(1)(a)  If the Companies desire to borrow a Swing Line Loan hereunder, the Companies shall make a Loan Request to the Administrative Agent no later than 4:45 p.m. (Charlotte, North Carolina time) on the proposed funding date, which Loan Request shall identify the type of Regular Loan which is scheduled to repay such Swing Line Loan. First Union shall make available the amount of the proposed Swing Line Loan by crediting the amount thereof in immediately available same day funds to the Funding Account on such date.

                    (b) If the Companies desire to borrow a Corporate Rate Loan (other than a Swing Line Loan) hereunder, the Companies shall make a Loan Request to the Administrative Agent no later than 2:00 p.m. (Charlotte, North Carolina time) on the proposed funding date, which Loan Request shall be forwarded promptly by the Administrative Agent to the Lenders by facsimile transmission no later than 2:45 p.m. (Charlotte, North Carolina time) on such date. The applicable Lenders shall make available the amount of their respective Percentage Shares of the proposed Corporate Rate Loan by crediting the amount thereof in immediately available same day funds to the Funding Account no later than 3:30 p.m. (Charlotte, North Carolina time) on such date."

     10. Paragraph 7(j)(3) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "(3) Each Corporate Rate Loan (other than a Swing Line Loan) and each Eurodollar Loan shall be allocated among and funded by the Lenders in accordance with their applicable Percentage Shares. The failure of any Lender to make its Percentage Share of any Regular Loan to be made by it as part of any borrowing shall not relieve any other Lender of its obligation hereunder to advance its applicable portion of the principal amount thereof but no Lender shall be responsible for the failure of any other Lender to make the advance required of it."

     11. Paragraph 7(k) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "7(k) Notes. The joint and several obligations of the Companies to
                -----
     repay the Loans shall be evidenced by (i) notes payable to the order of each Lender, as applicable, in the form set forth as Exhibit A-2 in the
                                                          -----------
     Addendum, and (ii) a Facility II Swing Line Promissory Note payable to the order of First Union, in form and content acceptable to First Union (collectively the "Notes")."

     12. Paragraph 7(n) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "7(n)  Borrowing Base Conformity; Mandatory Prepayments.
                 -------------------------------------------------

                    (1) The Companies shall cause to be maintained with the Collateral Agent a Tranche A Borrowing Base such that the Collateral Value of the Tranche A Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche A Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche A Loans.

                    (2) The Companies shall cause to be maintained with the Collateral Agent a Tranche B Borrowing Base such that the Collateral Value of the Tranche B Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche B Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche B Loans.

                    (3) The Companies shall cause to be maintained with the Administrative Agent a Tranche C Borrowing Base such that the Collateral Value of the Tranche C Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche C Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche C Loans.

                    (4) The Companies shall cause to be maintained with the Collateral Agent a Tranche D Borrowing Base such that the Collateral Value of the Tranche D Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche D Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche D Loans.

                    (5) The Companies shall cause to be maintained with the Collateral Agent a Tranche E Borrowing Base such that the Collateral Value of the Tranche E Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding

          Tranche E Loans plus the aggregate dollar amount of outstanding
          Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche E Loans.

                    (6) The Companies shall cause to be maintained with the Collateral Agent a Tranche F Borrowing Base such that the Collateral Value of the Tranche F Borrowing Base is not less than, at any date, the sum of the aggregate dollar amount of outstanding Tranche F Loans plus the aggregate dollar amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche F Loans.

                    (7) The Companies shall prepay Loans to the Administrative Agent on behalf of the Lenders, upon telephonic or facsimile demand by the Administrative Agent, on any day (A) in the amount by which the aggregate principal amount of outstanding Tranche A Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche A Loans, exceeds the Collateral Value of the Tranche A Borrowing Base, (B) in the amount by which the aggregate principal amount of outstanding Tranche B Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche B Loans, exceeds the Collateral Value of the Tranche B Borrowing Base, (C) in the amount by which the aggregate principal amount of outstanding Tranche C Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche C Loans, exceeds the Collateral Value of the Tranche C Borrowing Base, (D) in the amount by which the aggregate principal amount of outstanding Tranche D Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche D Loans, exceeds the Collateral Value of the Tranche D Borrowing Base,
          (E) in the amount by which the aggregate principal amount of outstanding Tranche E Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche E Loans, exceeds the Collateral Value of the Tranche E Borrowing Base, (F) in the amount by which the aggregate principal amount of outstanding Tranche F Loans, plus the aggregate principal amount of outstanding Swing Line Loans which have been identified by the Companies in the applicable Loan Request as being scheduled for repayment by Tranche F Loans, exceeds the Collateral Value of the Tranche F Borrowing Base, or (G) in the amount by which the sum of the aggregate principal amount of outstanding Tranche A Loans, Tranche B Loans, Tranche C Loans, Tranche D Loans, Tranche E Loans, Tranche F Loans and Swing Line Loans exceeds the Aggregate Facility Commitment; said prepayment to be made on the date on which demand is made by the Administrative Agent if made prior to 12:00 p.m. (Charlotte, North Carolina time) or, if made later than 12:00 p.m. (Charlotte, North Carolina time), before 12:00 p.m. (Charlotte, North Carolina time) on the next Business Day.

                    (8) If at such time as the Companies shall be required to prepay Loans under this Paragraph 7(n) there shall not have occurred and be continuing an Event of Default, in lieu of prepaying the Loans as required, the Companies may deliver to the Collateral Agent or the Administrative Agent, as applicable, additional Collateral such that after giving effect to the inclusion of such Collateral in the respective borrowing bases, the Companies shall be in compliance with the requirements of subparagraphs (1) through (6) above."

     13. Paragraph 7(o) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "7(o)  Nature and Place of Payments. All payments made on account of
                 ----------------------------
     the Obligations shall be made to the Administrative Agent for distribution to the Lenders, and the Administrative Agent is hereby irrevocably authorized to debit the Settlement Account and distribute amounts held therein as provided in Paragraph 7(s) below on account thereof. All payments made on account of the Obligations shall be made without setoff or counterclaim in lawful money of the United States of America in immediately available same day funds, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority. If such payments (other than principal payments made via wire transfers under the Federal Reserve System on Swing Line Loans held solely by First Union, i.e., the other Lenders have not purchased participations therein pursuant to Paragraph 6A(d)(2) above) are received by the Administrative Agent by 3:30 p.m. on any Business Day (Charlotte, North Carolina time) such payment will be credited on such Business Day. If a payment (other than principal payments made via wire transfers under the Federal Reserve System on Swing Line Loans held solely by First Union) is received after 3:30 p.m. (Charlotte, North Carolina time) by the Administrative Agent, such payment will be credited on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate until credited, provided, that the Administrative Agent shall use its
                          --------
     best efforts to credit such payment on the Business Day received. Principal payments via wire transfers under the Federal Reserve System on Swing Line Loans held solely by First Union will be credited as of the Business Day on which First Union receives credit for such funds in its account with the Federal Reserve Bank. All amounts received by the Administrative Agent on account of the Obligations shall be disbursed by the Administrative Agent to the applicable Lenders by wire transfer on the date of receipt if received by the Administrative Agent by the applicable deadline for payment thereof as specified above, or if received later, on the next succeeding Business Day. If any payment required to be made by the Companies hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension."

     14. Paragraph 7(s) of the Credit Agreement is hereby deleted in its entirety and the following paragraph is hereby substituted in lieu thereof:

          "7(s)  Allocation of Payments Received.
                 -------------------------------

               (1) Prior to the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitments of the Lenders to advance Loans hereunder, principal amounts received by the Administrative Agent with respect to Loans shall be allocated (i) first, to First Union in payment of any Swing Line Loans
                   -----
     which have not been refunded with Regular Loans, then (ii) next, among the
                                                                ----
     Lenders on account of the Obligations pro rata in accordance with their respective Percentage Shares.

               (2) Following the occurrence of an Event of Default and acceleration of all Loans outstanding hereunder or termination of the commitments of the Lenders to advance Loans hereunder, all amounts received by the Administrative Agent on account of the Obligations shall be disbursed by the Administrative Agent as follows:

                    (i) First, to the payment of reasonable costs and expenses incurred by the Administrative Agent and Collateral Agent in the performance of their duties and enforcement of their rights under the Credit Documents, including, without limitation, all reasonable costs and expenses of collection, reasonable attorneys' fees, court costs and foreclosure expenses;

                    (ii) Second, to First Union in payment of any Swing Line Loans outstanding (A) in which the Lenders are obligated to purchase participations pursuant to the terms and provisions of Paragraph 6(A)(d)(2) above, (B) which have not been refunded with Regular Loans, and (C) in which participations have not been purchased by the Lenders pursuant to the terms and provisions of Paragraph 6A(d)(2) above;

                    (iii) Third, to the Lenders, pro rata in accordance with their respective Repayment Shares, until the outstanding Loans and other Obligations shall have been paid in full, provided that all such
                                                     --------
     amounts described herein shall be applied first to interest and then to principal, as applicable, provided further that for the sole
                                  -------- -------
     purpose of this Paragraph 7(s)(2)(iii), the Lenders' respective Repayment Shares shall be adjusted to take into account interest which may be owing to any Lender at a rate determined pursuant to the provisions of Paragraph 7(u) below, and provided further that for the
                                             -------- -------
     sole purpose of this Paragraph 7(s)(2)(iii), First Union's Repayment Share shall be adjusted to exclude Swing Line Loans outstanding which, by application of Paragraph 6A(d)(4) above, the Lenders are not obligated to refund;

                    (iv) Fourth, to First Union in payment of any Swing Line Loans outstanding which, by application of Paragraph 6A(d)(4) above, the Lenders are not obligated to refund; and

                    (v) Fifth, to such Persons as may be legally entitled thereto."

     15. Paragraph 12(g) of the Credit Agreement is hereby amended by deleting the ratio "XX.X:1.0" contained therein and substituting the ratio "XX.X:1.0" in lieu thereof.

     16. Paragraph 13 of the Credit Agreement is hereby amended by adding the following sentence to the end of the last paragraph thereof:

     "Provided, however, that no Lender will be required to purchase a
      --------  -------
     participation in a Swing Line Loan which, by application of Paragraph 6A(d)(4) above, it would not have been obligated to refund."

     17. The definition of the term "Aggregate Facility Commitment" contained in Paragraph 16 of the Credit Agreement is hereby deleted in its entirety and the following definition is hereby substituted in lieu thereof:

     "'Aggregate Facility Commitment' shall mean, at any time, the sum of the
       -----------------------------
     Lenders' Maximum Commitments at such time; provided that such sum shall not
                                                -------- ----
     exceed $XXX,XXX,XXX at any time."

     18. The definition of the term "Aggregate Tranche D Credit Limit" contained in Paragraph 16 of the Credit Agreement is hereby amended by deleting the phrase "XXXXX-XXXX percent (XX%)" contained therein and substituting the phrase "XXXXXXX-XXXX percent (XX%)" in lieu thereof.

     19. The definitions of the terms "Corporate Rate Loan" and "Corporate Rate Loans" contained in Paragraph 16 of the Credit agreement are hereby deleted in their entireties and the following definitions are hereby substituted in lieu thereof:

     "'Corporate Rate Loan' shall mean a Tranche A Corporate Rate Loan, a
       -------------------
     Tranche B Corporate Rate Loan, a Tranche C Corporate Rate Loan, a Tranche D Corporate Rate Loan, a Tranche E Corporate Rate Loan, a Tranche F Corporate Rate Loan or a Swing Line Loan, as applicable."

     "'Corporate Rate Loans' shall mean, collectively, Tranche A Corporate Rate
       --------------------
     Loans, Tranche B Corporate Rate Loans, Tranche C Corporate Rate Loans, Tranche D Corporate Rate Loans, Tranche E Corporate Rate Loans, Tranche F Corporate Rate Loans and Swing Line Loans."

     20. The definition of the term "Eurodollar Rate" contained in Paragraph 16 of the Credit Agreement is hereby deleted in its entirety and the following definition is hereby substituted in lieu thereof:

     "'Eurodollar Rate' shall mean, with respect to any Eurodollar Loan for the
       ---------------
     Interest Period applicable to such Eurodollar Loan, the arithmetic average of the rates at which deposits in immediately available U.S. dollars in an amount equal to the aggregate amount of Eurodollar Loans proposed to be subject to such rates having a maturity approximately equal to such Interest Period are offered to or by reference banks in the London interbank market, as determined by the Administrative Agent by reference to page 3750 or 4833, as applicable, of the Telerate Systems Incorporated screen service as of 11:00 a.m. (London time) two Eurodollar Business Days prior to the first day of such Interest Period."

     21. The definitions of the terms "Loan" and "Loans" contained in Paragraph 16 of the Credit Agreement are hereby deleted in their entireties and the following definitions are hereby substituted in lieu thereof:

     "'Loan' shall mean a Tranche A Loan, a Tranche B Loan, a Tranche C Loan, a
       ----
     Tranche D Loan, a Tranche E Loan, a Tranche F Loan, or a Swing Line Loan, as applicable."

     "'Loans' shall mean, collectively, Tranche A Loans, Tranche B Loans,
       -----
     Tranche C Loans, Tranche D Loans, Tranche E Loans, Tranche F Loans and Swing Line Loans."

     22. The following definitions of the terms "Maximum Swing Line Commitment", "Regular Loan", "Regular Loans", "Swing Line Loan" and "Swing Line Loans" are hereby added to Paragraph 16 in correct alphabetical order as follows:

     "'Maximum Swing Line Commitment' shall mean with respect to First Union the
       -----------------------------
     lesser of (i) the excess of its Maximum Commitment over its Percentage Share of all Regular Loans outstanding, or (ii) $XX,XXX,XXX."

     "'Regular Loan' shall mean a Tranche A Loan, a Tranche B Loan, a Tranche C
       ------------
     Loan, a Tranche D Loan, a Tranche E Loan or a Tranche F Loan, as applicable."

     "'Regular Loans' shall mean, collectively, Tranche A Loans, Tranche B
       -------------
     Loans, Tranche C Loans, Tranche D Loans, Tranche E Loans and Tranche F Loans."

     "'Swing Line Loan' and 'Swing Line Loans' shall have the meanings given
       ---------------       ----------------
     such terms in Paragraph 6A(a) above."

     23.  The Commitment Schedule (Facility II Credit Agreement) contained as
Schedule I-2 to the Addendum is hereby deleted and the Commitment Schedule (Facility II Credit Agreement) attached as EXHIBIT A to this Amendment is substituted therefor.

     24. This Amendment shall become effective as of the date hereof, provided that the Administrative Agent shall have received by such date the following items:

     (A) A copy of this Amendment executed by each of the Companies, each of the Lenders, and the Administrative Agent (whether such parties shall have signed the same or different copies);

     (B) A Facility II Swing Line Promissory Note of even date herewith, as duly executed by the Companies, such note to be payable by the Companies to the order of First Union and to be in the form of ANNEX I HERETO; AND

     (C) Certificates of even date herewith signed by the President or any Vice President of each of CWM, INMC and ILC, and attested to by the Secretary or any Assistant Secretary of each of CWM, INMC and ILC, certifying that (i) the Articles, Bylaws and resolutions of each such party previously delivered to the Administrative Agent remain in full force and effect except as provided therein, (ii) such party remains in good standing, (iii) all representations and warranties of such party previously made to the Lenders remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing.

     25. This Amendment is limited and, except as set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     26. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. A complete set of counterparts shall be lodged with the Companies and the Administrative Agent.

     27. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     28. From and after the date hereof, all references in the Credit Agreement, and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     29. THE LENDERS, THE ADMINISTRATIVE AGENT, AND THE COMPANIES EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AMENDMENT.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                           CWM MORTGAGE HOLDINGS, INC.


                           By:  /s/ Michael W. Perry
                           Name:  Michael W. Perry
                           Title:  Executive Vice President &
                                    Chief Operating Officer


                           INDEPENDENT NATIONAL MORTGAGE CORPORATION

                           By:  /s/ Michael W. Perry
                           Name:  Michael W. Perry
                           Title:  President & Chief Executive
                                    Officer


                           INDEPENDENT LENDING CORPORATION


                           By:  /s/ Michael W. Perry
                           Name:  Michael W. Perry
                           Title:  President & Chief Executive
                                    Officer


                           FIRST UNION NATIONAL BANK OF
                             NORTH CAROLINA,
                           as Administrative Agent and as a Lender


                           By:  /s/ Carolyn Eskridge
                           Name:  Carolyn Eskridge
                           Title:  SVP


                           THE BANK OF NEW YORK


                           By:  /s/ Cynthia E. Crites
                           Name:  Cynthia E. Crites
                           Title:  AVP

                           CREDIT LYONNAIS, CAYMAN ISLANDS BRANCH


                           By:  /s/ William J. Fischer
                           Name:  William J. Fischer
                           Title:  Authorized Signatory


                           DRESDNER BANK AG, LOS ANGELES AGENCY AND GRAND CAYMAN BRANCH


                           By:  /s/ Sidney S. Jordan
                           Name:  Sidney S. Jordan
                           Title:  Vice President

                           By:  /s/ Vitol Wiacek
                           Name:  Vitol Wiacek
                           Title:  Asst. Vice President


                           THE FIRST NATIONAL BANK OF CHICAGO


                           By:  /s/ Ann H. Chudacoff
                           Name:  Ann H. Chudacoff
                           Title:  Vice President


                           GUARANTY FEDERAL BANK F.S.B.


                           By:  /s/ Abbie Y. Tidmore
                           Name:  Abbie Y. Tidmore
                           Title:  Vice President


                           HIBERNIA NATIONAL BANK


                           By:  /s/ Edward K. Santos
                           Name:  Edward K. Santos
                           Title:  Vice President

                           NATWEST BANK N.A.


                           By:  /s/ Robert L. Klein
                           Name:  Robert L. Klein
                           Title:  Assistant Vice President


                           NATIONSBANK OF TEXAS, N.A.


                           By:  /s/ Mary Pat Riggins
                           Name:  Mary Pat Riggins
                           Title:  Vice President